                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE:                CONTACT: Robert K. Chapman
July 25, 2008                                  United Bancorp, Inc.
                                               734-214-3801

                         UNITED BANCORP, INC. ANNOUNCES
                          SECOND QUARTER 2008 EARNINGS

TECUMSEH, MI - United Bancorp, Inc. (UBMI), reported net income of $1,695,300 or $.33 per share for the quarter ended June 30, 2008, compared to $2,267,200 or $.43 per share for the same quarter of 2007. Earnings for the first six months of 2008 were $3,583,400, or $.70 per share, compared to $3,993,200, or $.75 per share for the same period of 2007.

Financial Performance

Additions to the Company's allowance for loan losses reduced net income during the second quarter of 2008, resulting in a decline in net income from the prior quarter and the same quarter of 2007. While loan quality and competitive pricing pressure have continued to negatively impact the Company's net interest margin, non-interest income has increased 12.8% over the same quarter of 2007 and now represents 33% of total revenue. Robert K. Chapman, President and Chief Executive Officer of United Bancorp, noted "We continue to address the issues of tightening margin and credit quality resulting from the current economic conditions, while building on our strengths to grow our noninterest income."

Asset Quality

In the second quarter of 2008, the Company's provision for loan loss was $1.65 million, up from $710,000 for the same quarter of 2007, bringing the provision for the first six months of 2008 to $2.31 million. This compares to a provision of $2.22 million for the same period of 2007, for an increase of 4.1%. The increase in provision relates to the Company's recognition of potential losses relating to a few large business loans and the Company's corresponding increase in the amount of its Allowance for Loan Losses at June 30, 2008.

Management continues to be concerned for economic conditions within Michigan and the market areas of its banks, but remains diligent in addressing credit issues in its loan portfolio. At June 30, 2008, the Company's allowance for loan loss was 1.96% of total loans, up slightly from the end of the first quarter, and up from 1.19% at June 30, 2007. The Company's ratio of total nonperforming loans to total loans increased from 2.48% at March 31, 2008 to 2.65% at June 30, 2008. At the end of the current quarter, non-performing loans totaled $17.5 million, compared to $16.2 million at the end of the first quarter of 2008 and $7.5 million one year earlier.

Financial Condition

Total consolidated assets of the Company of $798.9 million at June 30, 2008 were up 2.2% from the same period last year. At the end of June, portfolio loan balances reached $662.0 million, up 4.4% from June 30, 2007, and loan growth was $28.0 million over the past year. Deposits at June 30, 2008 were $669.1 million, for an increase of 1.9% compared with the prior year balance.

About United Bancorp, Inc.

United Bancorp, Inc. is an independent financial holding company that is the parent company for United Bank & Trust and United Bank & Trust - Washtenaw. The subsidiary banks operate seventeen banking offices in Lenawee, Washtenaw and Monroe counties, and United Bank & Trust maintains an active wealth management group that serves the Company's market area. For more information, visit the company's website at www.ubat.com.

               UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS FOLLOW.

Safe Harbor Statement

This news release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 B of the Securities Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Company itself. Words such as "anticipate," "believe," "determine," "estimate," "expect," "forecast," "intend," "is likely," "plan," "project," "opinion," variations of such terms, and similar expressions are intended to identify such forward-looking statements. The presentations and discussions of the provision and allowance for loan losses presented in this report are inherently forward-looking statements in that they involve judgments and statements of belief as to the outcome of future events.

These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Internal and external factors that may cause such a difference include changes in economic conditions in the market area the Company conducts business which could materially impact credit quality trends, interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior and customer ability to repay loans; software failure, errors or miscalculations; and the vicissitudes of the national economy. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

                                       ###

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                                June 30,       December 31,     June 30,
(Dollars in thousands except per share data)                     2008              2007           2007
                                                               ---------       ------------     --------
ASSETS

Cash and demand balances in other banks                      $    16,481.0   $   17,995.8    $   19,138.9
Federal funds sold                                                 2,050.0       11,130.0              --
                                                             -------------   ------------    ------------
Total cash and cash equivalents                                   18,531.0       29,125.8        19,138.9

Securities available for sale                                     83,203.7       85,897.6        89,363.1

Loans held for sale                                                5,249.3        5,770.1         6,008.8

Portfolio loans
   Personal                                                      102,185.7       98,658.5        97,439.1
   Business                                                      464,657.8      451,717.5       447,302.0
   Residential mortgage                                           95,170.3       94,154.0        89,315.1
                                                             -------------   ------------    ------------
Total loans                                                      662,013.8      644,530.0       634,056.2
      Less allowance for loan losses                              13,008.0       12,305.9         7,560.7
                                                             -------------   ------------    ------------
Net loans                                                        649,005.8      632,224.1       626,495.5

Premises and equipment, net                                       12,861.7       13,160.3        13,366.7
Goodwill                                                           3,469.1        3,469.1         3,469.1
Bank owned life insurance                                         12,193.9       11,960.5        11,721.1
Accrued interest receivable and other assets                      14,407.9       14,079.9        12,076.7
                                                             -------------   ------------    ------------
TOTAL ASSETS                                                 $   798,922.4   $  795,687.4    $  781,639.9
                                                             =============   ============    ============

LIABILITIES

Deposits
   Non-interest bearing                                      $    89,088.2   $   77,877.9    $   86,248.6
   Interest bearing                                              579,966.2      593,659.3       570,617.8
                                                             -------------   ------------    ------------
Total deposits                                                   669,054.4      671,537.2       656,866.4
Fed funds borrowed                                                      --             --         2,800.0
FHLB advances outstanding                                         51,462.0       44,611.1        42,135.7
Accrued interest payable and other liabilities                     4,954.0        6,572.0         4,336.7
                                                             -------------   ------------    ------------
TOTAL LIABILITIES                                                725,470.4      722,720.3       706,138.8
                                                             -------------   ------------    ------------

SHAREHOLDERS' EQUITY

Common stock and paid in capital, no par value;
  10,000,000 shares authorized; 5,052,443, 5,092,230 and
  5,216,770 shares issued and outstanding, respectively           67,178.9       67,860.0        70,406.6
Retained earnings                                                  6,346.3        4,814.2         5,319.0
Accumulated other comprehensive income, net of tax                   (73.2)         292.9          (224.5)
                                                             -------------   ------------    ------------
TOTAL SHAREHOLDERS' EQUITY                                        73,452.0       72,967.1        75,501.1
                                                             -------------   ------------    ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $   798,922.4   $  795,687.4    $  781,639.9
                                                             =============   ============    ============

Book value per share of common stock                         $       14.54   $      14.33    $      14.47

(Per share values restated to reflect 2007 stock dividend)

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                           Quarter to Date            Year to Date
                                                       -----------------------   -----------------------
                                                        June 30,     June 30,     June 30,     June 30,
(Dollars in thousands except per share data)              2008         2007         2008         2007
                                                       ----------   ----------   ----------    ---------
INTEREST INCOME
  Interest and fees on loans                           $ 10,567.0   $ 11,853.2   $ 21,899.0    $23,006.5
  Interest on investment securities                         922.4      1,011.4      1,886.4      2,085.3
  Interest on federal funds sold                              2.0         15.7        121.5        142.0
                                                       ----------   ----------   ----------    ---------
       Total interest income                             11,491.4     12,880.3     23,906.9     25,233.8

INTEREST EXPENSE
  Interest on deposits                                    3,480.0      4,807.5      7,888.0      9,365.4
  Interest on federal funds purchased                        68.9         80.0         75.6         86.9
  Interest on FHLB advances                                 555.3        514.9      1,078.5      1,011.6
                                                       ----------   ----------   ----------    ---------
       Total interest expense                             4,104.2      5,402.4      9,042.1     10,463.9
                                                       ----------   ----------   ----------    ---------
NET INTEREST INCOME                                       7,387.2      7,477.9     14,864.8     14,769.9
Provision for loan losses                                 1,650.0        710.0      2,310.0      2,218.7
                                                       ----------   ----------   ----------    ---------
NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES                             5,737.2      6,767.9     12,554.8     12,551.2
                                                       ----------   ----------   ----------    ---------

NONINTEREST INCOME
  Service charges on deposit accounts                       893.7        878.3      1,716.9      1,688.3
  Trust & Investment fee income                           1,144.2      1,173.9      2,313.5      2,388.1
  Gains on securities transactions                           50.6           --        103.8          0.8
  Income from loan sales and servicing                      808.2        392.9      1,416.5        769.0
  ATM, debit and credit card fee income                     590.5        532.2      1,119.9      1,003.9
  Income from bank-owned life insurance                     117.9        116.4        233.4        222.0
  Other income                                              161.3        244.6        400.2        475.3
                                                       ----------   ----------   ----------    ---------
       Total noninterest income                           3,766.4      3,338.3      7,304.2      6,547.4

NONINTEREST EXPENSE
  Salaries and employee benefits                          4,063.4      3,734.9      8,470.2      7,342.4
  Occupancy and equipment expense                         1,215.3      1,196.6      2,459.0      2,417.4
  External data processing                                  459.9        431.8        875.8        723.1
  Advertising and marketing                                 315.6        301.4        690.7        662.3
  Other expense                                           1,193.8      1,325.7      2,554.4      2,534.9
                                                       ----------   ----------   ----------    ---------
       Total noninterest expense                          7,248.0      6,990.4     15,050.1     13,680.1
                                                       ----------   ----------   ----------    ---------
INCOME BEFORE FEDERAL INCOME TAX                          2,255.6      3,115.8      4,808.9      5,418.5
Federal income tax                                          560.3        848.6      1,225.5      1,425.3
                                                       ----------   ----------   ----------    ---------
NET INCOME                                             $  1,695.3   $  2,267.2   $  3,583.4    $ 3,993.2
                                                       ==========   ==========   ==========    =========

Basic and diluted earnings per share                   $     0.33   $     0.43   $     0.70    $    0.75
  (Earnings per share restated to reflect 2007 stock
  dividend)

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)

                                                                   Quarter to Date
                                                 ------------------------------------------------------
                                                           June 30,                    Change
                                                 --------------------------   -------------------------
(Dollars in thousands except per share data)         2008          2007          Amount     Percentage
                                                 ------------   -----------   -----------   -----------
INCOME STATEMENT SUMMARY
   Interest income                               $   11,491.4   $  12,880.3   $  (1,388.9)        -10.8%
   Interest expense                                   4,104.2       5,402.4      (1,298.2)        -24.0%
                                                 ------------   -----------   -----------
     Net interest income                              7,387.2       7,477.9         (90.7)         -1.2%
   Provision for loan losses                          1,650.0         710.0         940.0         132.4%
   Non-interest income                                3,766.4       3,338.3         428.1          12.8%
   Non-interest expense                               7,248.0       6,990.4         257.6           3.7%
                                                 ------------   -----------   -----------
     Income before taxes                              2,255.6       3,115.8        (860.2)        -27.6%
   Federal income tax                                   560.3         848.6        (288.3)        -34.0%
                                                 ------------   -----------   -----------
     Net income                                  $    1,695.3   $   2,267.2   $    (571.9)        -25.2%
                                                 ============   ===========   ===========

PERFORMANCE RATIOS
   Return on average assets (annualized)                 0.86%         1.18%        -0.32%        -27.1%
   Return on average equity (annualized)                 9.29%        12.11%        -2.82%        -23.3%
   Net interest margin (tax equivalent)                  4.07%         4.22%        -0.15%         -3.5%
   Efficiency ratio                                      63.6%         63.2%         0.45%         -0.7%

BALANCE SHEET DATA
   Period-end:
     Portfolio loans                             $    662,014   $   634,056   $    27,958           4.4%
     Allowance for loan loss                           13,008         7,561         5,447          72.0%
     Deposits                                         669,054       656,866        12,188           1.9%
     Total assets                                     798,922       781,640        17,283           2.2%
   Average:
     Loans                                            664,895       630,439        34,456           5.5%
     Deposits                                         655,132       636,702        18,430           2.9%
     Earning assets                                   765,808       709,649        56,159           7.9%
     Total assets                                     797,715       768,165        29,550           3.8%

ASSET QUALITY
   Net charge offs                               $        689   $     2,379   $    (1,690)        -71.0%
   Non-accrual loans                                   15,716         7,261         8,455         116.4%
   Non-performing loans                                17,528         7,514        10,014         133.3%
   Non-performing assets                               20,263         8,672        11,591         133.7%
   Loans over 90 days past due/total loans               0.27%         0.04%         0.24%        644.2%
   Nonperforming loans/total loans                       2.65%         1.19%         1.46%        123.4%
   Allowance for loan loss/total loans                   1.96%         1.19%         0.77%         64.8%
   Allowance for loan loss/nonperforming loans           74.2%        100.6%        -26.4%        -26.2%

STOCK PERFORMANCE
   Basic and diluted earnings per share          $       0.33   $      0.43   $     (0.10)        -23.1%
   Per-share closing price
     High                                        $      20.00   $     24.00   $     (4.00)        -16.7%
     Low                                                14.00   $     21.75         (7.75)        -35.6%
     End of period                                      15.00   $     21.75         (6.75)        -31.0%
   Shares outstanding                               5,052,443     5,216,770      (164,327)         -3.1%
   Dividends per share                           $       0.20   $      0.20   $        --           0.0%
   Dividend payout ratio                                 60.6%         46.6%        13.99%         30.0%
   Price/earnings ratio (prior four quarters)            13.6x         13.4x          0.3x          2.0%
   Selling price/book value                             103.2%        150.3%        -47.1%        -31.4%
   Book value per share                          $      14.54   $     14.47   $      0.07           0.5%

All per-share data is restated to reflect 100% stock dividend in 2007

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)

                                                                  Year to Date
                                                 ---------------------------------------------------
                                                         June 30,                   Change
                                                 -------------------------   -----------------------
(Dollars in thousands except per share data)        2008           2007        Amount     Percentage
                                                 -----------   -----------   ----------   ----------
INCOME STATEMENT SUMMARY
   Interest income                               $  23,906.9   $  25,233.8   $ (1,326.9)      -5.3%
   Interest expense                                  9,042.1      10,463.9     (1,421.8)     -13.6%
                                                 -----------   -----------   ----------
     Net Interest Income                            14,864.8      14,769.9         94.9        0.6%
   Provision for loan losses                         2,310.0       2,218.7         91.3        4.1%
   Non-interest income                               7,304.2       6,547.4        756.8       11.6%
   Non-interest expense                             15,050.1      13,680.1      1,370.0       10.0%
                                                 -----------   -----------   ----------
     Income before taxes                             4,808.9       5,418.5       (609.6)     -11.3%
   Federal income tax                                1,225.5       1,425.3       (199.8)     -14.0%
                                                 -----------   -----------   ----------
     Net income                                  $   3,583.4   $   3,993.2   $   (409.8)     -10.3%
                                                 ===========   ===========   ==========

PERFORMANCE RATIOS
   Return on average assets (annualized)                0.90%         1.05%       -0.15%     -14.3%
   Return on average equity (annualized)                9.82%        10.75%       -0.93%      -8.7%
   Net interest margin (tax equivalent)                 4.10%         4.23%       -0.13%      -3.2%
   Efficiency ratio                                     66.4%         62.7%        3.71%      -5.9%

BALANCE SHEET DATA
   Period-end:
     Portfolio loans                             $   662,014   $   634,056   $   27,958        4.4%
     Allowance for loan loss                          13,008         7,561        5,447       72.0%
     Deposits                                        669,054       656,866       12,188        1.9%
     Total assets                                    798,922       781,640       17,283        2.2%
   Average:
     Loans                                           659,923       630,439       29,484        4.7%
     Deposits                                        666,170       636,702       29,468        4.6%
     Earning assets                                  765,257       709,649       55,608        7.8%
     Total assets                                    802,997       768,165       34,832        4.5%

ASSET QUALITY
   Net charge offs                               $     1,611   $     2,507   $     (896)     -35.7%
   Non-accrual loans                                  15,716         7,261        8,455      116.4%
   Non-performing loans                               17,528         7,514       10,014      133.3%
   Non-performing assets                              20,263         8,672       11,591      133.7%
   Loans over 90 days past due/total loans              0.27%         0.04%        0.24%     644.2%
   Nonperforming loans/total loans                      2.65%         1.19%        1.46%     123.4%
   Allowance for loan loss/total loans                  1.96%         1.19%        0.77%      64.8%
   Allowance for loan loss/nonperforming loans          74.2%        100.6%       -26.4%     -26.2%

STOCK PERFORMANCE
   Basic and diluted earnings per share          $      0.70   $      0.75   $    (0.05)      -7.2%
   Per-share closing price
     High                                        $     22.00   $     24.00   $    (2.00)      -8.3%
     Low                                               14.00   $     21.75        (7.75)     -35.6%
     End of period                                     15.00   $     21.75        (6.75)     -31.0%
   Shares outstanding                              5,052,443     5,216,770     (164,327)      -3.1%
   Dividends per share                           $      0.40   $      0.40   $        -   $    0.0%
   Dividend payout ratio                                57.1%         53.1%        4.09%       7.7%
   Price/earnings ratio (prior four quarters)           13.6x         13.4x         0.3x       2.0%
   Selling price/book value                            103.2%        150.3%       -47.1%     -31.4%
   Book value per share                          $     14.54   $     14.47   $     0.07        0.5%

All per-share data is restated to reflect 100% stock dividend in 2007

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)


                                                                       Quarter Ended
                                               -------------------------------------------------------------------------
                                                 June 30,     March 31      December 31,     September 30,    June 30,
(Dollars in thousands except per share data)       2008         2008            2007              2007          2007
                                               -----------   -----------   --------------   --------------   -----------
INCOME STATEMENT SUMMARY
   Interest income                             $  11,491.4   $  12,415.5   $     13,077.9   $     13,322.4   $  12,880.3
   Interest expense                                4,104.2       4,937.9          5,666.6          5,742.4       5,402.4
                                               -----------   -----------   --------------   --------------   -----------
     Net interest income                           7,387.2       7,477.6          7,411.3          7,580.0       7,477.9
   Provision for loan losses                       1,650.0         660.0          5,801.0            617.5         710.0
   Non-interest income                             3,766.4       3,537.8          3,566.5          3,538.2       3,338.3
   Non-interest expense                            7,248.0       7,802.1          6,612.5          7,267.0       6,990.4
                                               -----------   -----------   --------------   --------------   -----------
     Income (loss) before taxes                    2,255.6       2,553.3         (1,435.7)         3,233.7       3,115.8
   Federal income tax                                560.3         665.2           (685.8)           895.4         848.6
                                               -----------   -----------   --------------   --------------   -----------
     Net income (loss)                         $   1,695.3   $   1,888.1   $       (749.9)  $      2,338.3   $   2,267.2
                                               ===========   ===========   ==============   ==============   ===========

PERFORMANCE RATIOS
   Return on average assets (annualized)              0.86%         0.94%           -0.37%            1.18%         1.18%
   Return on average equity (annualized)              9.29%        10.35%           -3.97%           12.32%        12.11%
   Net interest margin (tax equivalent)               4.07%         4.10%            4.06%            4.21%         4.22%
   Efficiency ratio                                   63.6%         69.3%            59.0%            64.0%         63.2%

BALANCE SHEET DATA
   Period-end:
     Portfolio loans                           $   662,014   $   654,965   $      644,530   $      648,626   $   634,056
     Allowance for loan loss                        13,008        12,047           12,306            7,714         7,561
     Deposits                                      669,054       667,522          671,537          658,660       656,866
     Total assets                                  798,922       797,874          795,687          788,297       781,640
   Average:
     Loans                                         664,895       654,940          650,606          648,026       630,439
     Deposits                                      655,132       677,023          665,498          654,216       636,702
     Earning assets                                765,808       768,288          758,261          748,878       733,693
     Total assets                                  797,715       801,301          797,472          784,135       768,165

ASSET QUALITY

   Net charge offs                             $       689   $       919   $        1,211   $          464   $     2,379
   Non-accrual loans                                15,716        13,253           13,695            7,467         7,261
   Non-performing loans                             17,528        16,235           15,150            8,999         7,514
   Non-performing assets                            20,263        18,626           17,415           10,978         8,672
   Loans over 90 days past due/total loans            0.27%         0.46%            0.22%            0.23%         0.04%
   Nonperforming loans/total loans                    2.65%         2.48%            2.35%            1.39%         1.19%
   Allowance for loan loss/total loans                1.96%         1.84%            1.91%            1.19%         1.19%
   Allowance/nonperforming loans                      74.2%         74.2%            81.2%            85.7%        100.6%

STOCK PERFORMANCE
   Basic and diluted earnings per share        $      0.33   $      0.37   $       (0.15)   $         0.45   $      0.43
   Per-share closing price
     High                                      $     20.00   $     22.00   $        22.00   $        22.50   $     24.00
     Low                                             14.00         17.00            17.00            20.20         21.75
     End of period                                   15.00         18.00            17.00            20.75         21.75
   Shares outstanding                            5,052,443     5,084,943        5,092,230        5,133,444     5,216,770
   Dividends per share                         $      0.20   $      0.20   $         0.20   $         0.20   $      0.20
   Dividend payout ratio                              60.6%         53.9%           137.9%            44.4%         46.6%
   Price/earnings ratio (prior four quarters)         13.6x         16.3x            16.1x            12.9x         13.4x
   Selling price/book value                          103.2%        123.6%           118.6%           141.1%        150.3%
   Book value per share                        $     14.54   $     14.56   $        14.33   $        14.71   $     14.47

All per-share data is restated to reflect 100% stock dividend in 2007

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